                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2003


                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  1-10762             77-0196707
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)



                      15835 Park Ten Place Drive, Suite 115
                              Houston, Texas 77084
          (Address, including zip code, of principal executive offices)


                                 (281) 579-6700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 23, 2003, Harvest Natural Resources, Inc. issued a press release updating December 2002 sales.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

         99.1 Press Release dated January 23, 2003, updating December 2002 sales.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HARVEST NATURAL RESOURCES, INC.


                                           By:  /s/ Kerry R. Brittain
                                           ------------------------------------
                                                Kerry R. Brittain
                                                Vice President, General Counsel
Date:    January 24, 2003                       and Corporate Secretary



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                                INDEX TO EXHIBITS

ITEM
NUMBER           EXHIBIT
------           -------
99.1             Press Release dated January 23, 2003, updating
                 December 2002 sales.

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